UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2002

AMERICA ONLINE LATIN AMERICA, INC

(Exact name of registrant as specified in its charter)

DELAWARE	000-31181	65-0963212

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 N. ANDREWS AVENUE, SUITE 400, FORT LAUDERDALE, FLORIDA 33309

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (954) 689-3000

SIGNATURES
EXHIBIT INDEX
Certification of CEO & CFO

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

Exhibit No.	Exhibit

99.1	Certification of Chief Executive Officer and Chief Financial Officer

ITEM 9. REGULATION FD DISCLOSURE

In connection with the Quarterly Report on Form 10-Q of America Online Latin America, Inc. (the “Company”) for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby files the written statement required by Section 906 of the Sarbanes-Oxley Act of 2002. On November 14, 2002, Charles M. Herington, President and Chief Executive Officer of the Company and Osvaldo Baños, Chief Financial Officer and Executive Vice President of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as an exhibit and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA ONLINE LATIN AMERICA, INC. (Registrant)

Date: November 14, 2002	/s/ Charles M. Herington

Charles M. Herington President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Certification of Chief Executive Officer and Chief Financial Officer